DELAWARE GROUP INCOME FUNDS

Delaware Delchester Fund

Supplement to the Fund's Prospectuses
dated September 30, 2002

On August 20, 2003, the Board of Trustees approved a change to Delaware Delchester Fund's investment objective.

The section titled "What is the Fund's goal?" on page 2 in each of the Fund's Prospectuses is amended as follows:

Delaware Delchester Fund seeks total return and, as a secondary objective, high current income. Although the Fund will strive to meet its goal, there is no assurance that it will.

This change will be effective as of December 16, 2003.

This Supplement is dated October 7, 2003.